UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 13, 2006 (Date of earliest event reported)
American CareSource Holdings, Inc. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	000-51603 (Commission File Number)	20-0428568 (IRS Employer Identification Number)

5429 Lyndon B. Johnson Freeway, Suite 700, Dallas (Address of principal executive offices)		75240 (Zip Code)
972-308-6830 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 12, 2006 the Board of Directors of American CareSource Holdings, Inc. (the"Registrant") elected John Hatsopoulos to serve as a member of the Board of Directors and to serve on the Compensation Committee and Nominations & Governance Committee.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of American CareSource Holdings, Inc. dated December 13, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2006	AMERICAN CARESOURCE HOLDINGS, INC. By: /s/ David S. Boone David S. Boone COO/CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of American CareSource Holdings, Inc. dated December 13, 2006